UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Robinson Tax Advantaged Income Fund

(Class A: ROBAX)

(Class C: ROBCX)

(Institutional Class: ROBNX)

Robinson Opportunistic Income Fund

(Class A: RBNAX)

(Class C: RBNCX)

(Institutional Class: RBNNX)

ANNUAL REPORT

DECEMBER 31, 2017

Robinson Funds

Each a series of Investment Managers Series Trust

Table of Contents
Robinson Tax Advantaged Income Fund
Shareholder Letter	1
Fund Performance	4
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Robinson Opportunistic Income Fund
Shareholder Letter	16
Fund Performance	19
Schedule of Investments	21
Statement of Assets and Liabilities	25
Statement of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	28
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	42
Supplemental Information	43
Expense Examples	46

This report and the financial statements contained herein are provided for the general information of the shareholders of the Robinson Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

February 1, 2018

Dear Shareholders:

We are pleased to present the Robinson Tax-Advantaged Income Fund’s (“the Fund”) Annual Report covering the year ended December 31, 2017.

Investment Performance. Short to Intermediate (1-10 years to maturity) municipal bonds, as measured by the Bloomberg Barclay’s Short-Intermediate 1-10 Year Municipal Bond Index (the “Index”), were up 3.03% for all of 2017 as the yield-to worst on the Index modestly declined from 2.01% to 1.95% during the year (bond prices move in the opposite direction of their yields—falling bond yields means rising bond prices). The Fund’s Institutional Share Class managed to generate a positive return of 4.98% for the year, which was comprised of a decline of 2 cents per share in net asset value and 49 cents per share in distributions to shareholders.

The year for the Fund and the overall municipal bond market was much more volatile than the 0.06% decline in yields for the year might suggest. In the first eight months of the year everything that could go right, did. Municipal bond yields, as measured by the yield-to-worst for the Index, declined 0.60% from 2.01% to 1.41%; the discounts (the difference between a fund’s true net asset value and the price at which it is trading in the market) on the tax-exempt closed-end funds (CEFs) we held in the Fund narrowed 0.5%; and, the municipal bond yield-to-Treasury bond yield relationship narrowed 0.52%. This is important because the Fund uses short positions in various U.S. Treasury futures contracts to attempt to mitigate much of the inherent interest rate risk in the tax-exempt CEFs it holds. Over the first eight months of the year, the Index return was +3.97% while the Fund’s Institutional Class return was +5.96%. The last four months of the year was a much different story. Municipal bond yields, as measured by the yield-to-worst for the Index, increased 0.54% from 1.41% to 1.95%; tax-exempt CEF discounts widened 2.4%; and, the municipal bond yield-to-Treasury bond yield relationship widened 0.05% (municipal bond yields went up 0.05% more than Treasury yields) as the GOP tax reforms were beginning to take shape and become legislation. Over the last four months of the year the Index return was -0.90% and the Fund’s Institutional Class return was -0.92%.

Overall, the Fund’s absolute and relative performance was impacted positively in three main areas: 1) a general, albeit modest, decline in municipal bond yields (down 0.06%) over the course of the year; 2) a general increase in U.S. Treasury yields (up 0.32%) and the attendant 0.38% narrowing in the yield relationship between municipal bonds and Treasury bonds; and, 3) the Fund’s process for analyzing, ranking and ultimately monetizing CEF discounts (security selection) added approximately 1.67% for the year. The single biggest negative for the Fund’s return was the 1.9% of widening in CEF discounts over the course of the year.

Portfolio Composition. In accordance with the Fund’s investment strategy, the Fund as of December 31, 2017, was invested primarily in municipal bond CEFs with a small portion posted as margin for the shorting strategy to hedge the overall portfolio’s interest rate risk. As of year-end, the Fund’s Institutional Share had a net distribution yield of 4.18% (SEC 30-Day Yield of 3.88%; Unsubsidized SEC 30-Day Yield of 3.84%). The municipal bond CEFs held in the Fund had a weighted average levered taxable equivalent duration of 7.5 years—in other words, a 1% rise in interest rates would cause the net asset values of these funds to decline by approximately 7.5%. That interest rate risk was being hedged within the Fund with short positions in various U.S. Treasury futures contracts. As of December 31, 2017, the net exposure to changes in interest rates was approximately 0.9 years (i.e. a 1% rise in rates would result in roughly a 0.9% decline in net asset value).

The municipal bond CEFs held in the portfolio were trading at a weighted average discount of 7.1% as of year-end. The historic weighted average discount for those same funds is 3.2%. The Fund had exposure to 35 municipal bond CEFs managed by 13 different asset management firms and representing 97% of the Fund’s value. Nuveen Funds were our largest single exposure to any one asset management firm—23.1% at year-end. Invesco was our second largest exposure at 18.6%, and BlackRock was third at 11.5%.

Market Outlook. The Federal Reserve raised short-term interest rates three times last year and it is forecasting three more rate hikes in 2018. We believe the corporate tax reform should improve domestic economic growth, but it remains to be seen if that growth is accompanied by any increase in inflation. Any pick up in wage inflation could cause the Fed to accelerate its current rate increase projections. Bill Gross and Jeff Gundlach, two icons in the fixed income world, have both declared an end to the 35- year bull market in bonds. Regardless of the rate environment, the Fund is designed and managed to attempt to generate a competitive federally tax-exempt distribution yield while trying to immunize investors from most changes in interest rates.

We believe the valuations in the underlying municipal bond market remain undervalued relative to taxable bond valuations. The dislocation certainly isn’t as wide as it was this time a year ago; but, unlike then, there is no longer any uncertainty about forward tax rates. The change in corporate tax rates certainly makes municipal bonds considerably less attractive to the corporate investor; but, we believe the modest changes in individual tax rates, coupled with the elimination and/or cap on certain itemized deductions, should make the current yields offered in the municipal market very attractive relative to taxable bond alternatives. In addition, the discounts on the tax-exempt CEFs held in the Fund at year-end were more than twice their historic averages. That said, we would expect those discounts to remain wide as long as interest rates continue to rise. Overall, we believe the Fund appears well positioned to continue to generate strong absolute and relative returns in the coming year.

We value your trust and confidence in the Fund, and thank you for your support.

Best Regards,

James C. Robinson

Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks, which are more fully described in the prospectus: the Fund will invest in shares of closed-end funds (CEFs). Investments in CEFs are subject to various risks, including reliance on management’s ability to manage the CEF portfolio, fluctuation in the market value of CEF shares, and the Fund bearing a pro rata share of the fees and expenses of each underlying CEF in which the Fund invests. The underlying CEFs in which the Fund invests will invest primarily in municipal bonds. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Changes related to taxation, legislation or the rights of municipal security holders can significantly affect municipal bonds.

The underlying CEFs in which the Fund invests will invest primarily in fixed income securities. Interest rates have been and continue to be low relative to historical levels. A rise in interest rates could negatively impact the value of the Fund’s shares. Generally, fixed income securities decrease in value if interest rates rise, and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. These risks are greater during periods of rising inflation. It is expected that the CEFs in which the Fund will invest will be leveraged as a result of borrowing or other investment techniques. As a result, the Fund will be exposed indirectly to leverage, and may expose the Fund to higher volatility in the market value of such CEF and the possibility that the Fund’s long-term returns will be diminished. In addition, regulations implemented pursuant to the Dodd-Frank Act, particularly the Volcker Rule, may in the future hinder or restrict a CEF’s ability to maintain leverage; which in turn may reduce the total return and tax exempt income generated by the underlying CEFs in which the Fund will invest and may cause a reduction in the value of the Fund’s shares. There is no guarantee that the Fund’s income will be exempt from regular federal income taxes. Events occurring after the date of issuance of a municipal bond or after a CEF’s acquisition of a municipal bond may result in a determination that interest on that bond is subject to federal income tax. Federal or state changes in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

The Sub-advisor, where deemed appropriate, will seek to hedge against interest rate risk by shorting U.S. Treasury futures contracts. To the extent the Fund holds such short positions, should market conditions cause U.S. Treasury prices to rise, the Fund’s portfolio could experience a loss; and should U.S. Treasury prices rise at the same time municipal bond prices fall, these losses may be greater than if the hedging strategy not been in place. The Fund and the CEFs held by the Fund may use derivative instruments, futures contracts, options, swap agreements, and/or sell securities short. Each of these instruments and strategies involve risks different from direct investments in the underlying assets. Risks include: futures contracts may cause the value of the Fund’s shares to be more volatile and expose the Fund to leverage and tracking risks; the Fund may not fully benefit from or may lose money on option or shorting strategies; swaps may be leveraged, are subject to counterparty risk and may be difficult to value or liquidate. The Fund’s turnover rate may be high. A high turnover rate may lead to higher transaction costs, a greater number of taxable transactions, and negatively affect the Fund’s performance. As a non-diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. Diversification does not assure a profit or protect against a loss. The Fund may not be suitable for all investors.

The Bloomberg Barclays Short-Intermediate 1-10 Years Municipal Bond Index is an unmanaged index that measures the performance of municipal bonds with time to maturity of between 1 and 10 years. One cannot invest directly in an index.

Robinson Tax Advantaged Income Fund

FUND PERFORMANCE at December 31, 2017 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Bloomberg Barclays Short-Intermediate 1-10 Years Municipal Bond Index. The performance graph above is shown for the Fund’s Institutional Class shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Short-Intermediate 1-10 Years Municipal Bond Index is an unmanaged index that measures the performance of municipal bonds with time to maturity of between one and ten years. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2017	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	4.61%	3.47%	09/30/14
Class C²	3.94%	2.73%	09/30/14
Institutional Class³	4.98%	3.73%	09/30/14
After deducting maximum sales charge
Class A¹	0.73%	1.60%	09/30/14
Class C²	2.94%	2.73%	09/30/14
Bloomberg Barclays Short-Intermediate 1-10 Years Municipal Bond Index	3.03%	1.68%	09/30/14

¹	Maximum initial sales charge for Class A shares is 3.75%. No sales charge applies to purchase of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of the date of purchase.
²	No initial sales charge applies on investments but a CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of the date of purchase.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

Robinson Tax Advantaged Income Fund

FUND PERFORMANCE at December 31, 2017 (Unaudited) - Continued

Gross and Net Expense Ratios for Class A shares were 3.24% and 3.11%, respectively, for Class C shares were 3.99% and 3.86%, respectively, and for Institutional Class shares were 2.99% and 2.86%, respectively, which were the amounts stated in the current prospectus dated May 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.60%, 2.35% and 1.35% of the average daily net assets of the Class A shares, Class C shares, and Institutional Class shares, respectively. This agreement is in effect until April 30, 2018, and may be terminated before that date only by the Trust’s Board of Trustee. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Robinson Tax Advantaged Income Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2017

Number of Shares		Value
	Closed-End Funds – 95.4%
274,073	AllianceBernstein National Municipal Income Fund, Inc.	$3,672,578
257,475	BlackRock Investment Quality Municipal Trust, Inc.	3,841,527
49,186	BlackRock Muni Intermediate Duration Fund, Inc.	684,669
9,859	BlackRock Municipal Income Quality Trust	139,899
318,212	BlackRock Municipal Income Trust	4,483,607
9,339	BlackRock MuniHoldings Fund, Inc.	154,280
178,869	BlackRock MuniYield Fund, Inc.	2,597,178
272,237	BlackRock MuniYield Quality Fund II, Inc.	3,566,305
50,000	BlackRock MuniYield Quality Fund III, Inc.	690,500
299,192	Deutsche Municipal Income Trust	3,560,385
249,552	Deutsche Strategic Municipal Income Trust	2,939,723
398,798	Dreyfus Municipal Bond Infrastructure Fund, Inc.	5,184,374
222,143	Dreyfus Municipal Income, Inc.	1,974,851
359,100	Eaton Vance Municipal Bond Fund	4,492,341
615,891	Eaton Vance Municipal Income Trust	7,637,048
282,525	Federated Premier Municipal Income Fund	3,966,651
640,008	Invesco Advantage Municipal Income Trust II	7,283,291
81,400	Invesco Municipal Opportunity Trust	1,009,360
367,452	Invesco Municipal Trust	4,593,150
591,163	Invesco Quality Municipal Income Trust	7,395,449
207,388	Invesco Trust for Investment Grade Municipals	2,733,374
212,019	Invesco Value Municipal Income Trust	3,159,083
580,033	MFS Municipal Income Trust	3,984,827
145,704	Neuberger Berman Intermediate Municipal Fund, Inc.	2,154,962
312,389	Nuveen AMT-Free Municipal Credit Income Fund	4,823,286
698,596	Nuveen AMT-Free Quality Municipal Income Fund	9,605,695
299,852	Nuveen Enhanced Municipal Value Fund	4,257,898
46,241	Nuveen Intermediate Duration Municipal Term Fund	600,671
290,958	Nuveen Municipal Credit Income Fund	4,434,200
630,132	Nuveen Quality Municipal Income Fund	8,859,656
24,179	PIMCO Municipal Income Fund	314,327
149,680	Pioneer Municipal High Income Advantage Trust	1,701,862
448,298	Pioneer Municipal High Income Trust	5,312,331
796,130	Putnam Managed Municipal Income Trust	5,899,323
582,425	Putnam Municipal Opportunities Trust	7,192,949

	Total Closed-End Funds (Cost $136,371,000)	134,901,610

	Exchange-Traded Funds – 1.3%
71,649	PowerShares National AMT-Free Municipal Bond Portfolio	1,849,261

	Total Exchange-Traded Funds (Cost $1,851,476)	1,849,261

Robinson Tax Advantaged Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Principal Amount		Value
	Short-Term Investments – 1.5%
$2,058,075	UMB Money Market Fiduciary, 0.01%[1]	$2,058,075

	Total Short-Term Investments (Cost $2,058,075)	2,058,075

	Total Investments – 98.2% (Cost $140,280,551)	138,808,946
	Other Assets in Excess of Liabilities – 1.8%	2,524,431

	Total Net Assets – 100.0%	$141,333,377

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)

(100)	U.S. 2 Year Treasury Note	March 2018	$(21,435,000)	$(21,410,781)	$24,219
(300)	U.S. 5 Year Treasury Note	March 2018	(34,956,219)	(34,849,187)	107,032
(275)	U.S. 10 Year Treasury Note	March 2018	(34,259,766)	(34,112,891)	146,875
(100)	U.S. Treasury Long Bond	March 2018	(15,369,531)	(15,300,000)	69,531
(35)	Ultra Long Term U.S. Treasury Bond	March 2018	(5,872,617)	(5,867,969)	4,648

TOTAL FUTURES CONTRACTS			$(111,893,133)	$(111,540,828)	$352,305

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund

SUMMARY OF INVESTMENTS

As of December 31, 2017

Security Type	Percent of Total Net Assets
Closed-End Funds	95.4%
Exchange-Traded Funds	1.3%
Short-Term Investments	1.5%
Total Investments	98.2%
Other Assets in Excess of Liabilities	1.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2017

Assets:
Investments, at value (cost $140,280,551)	$138,808,946
Cash deposited with brokers for futures contracts	1,817,180
Receivables:
Unrealized appreciation on futures contracts	352,305
Fund shares sold	788,251
Dividends and interest	105,045
Prepaid expenses	21,309
Total assets	141,893,036

Liabilities:
Payables:
Fund shares redeemed	315,486
Due to custodian	3,526
Advisory fees	129,497
Shareholder servicing fees (Note 7)	15,030
Distribution fees - Class A & Class C (Note 6)	13,096
Auditing fees	19,056
Transfer agent fees and expenses	14,462
Fund administration fees	11,963
Fund accounting fees	10,522
Custody fees	4,518
Chief Compliance Officer fees	1,078
Trustees' fees and expenses	797
Trustees' deferred compensation (Note 3)	622
Accrued other expenses	20,006
Total liabilities	559,659

Net Assets	$141,333,377

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$148,707,730
Accumulated undistributed net investment income	1,808
Accumulated undistributed net realized loss on investments and futures contracts	(6,256,861)
Net unrealized appreciation (depreciation) on:
Investments	(1,471,605)
Futures contracts	352,305
Net Assets	$141,333,377

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$25,857,348
Shares of beneficial interest issued and outstanding	2,695,192
Redemption price[1]	9.59
Maximum sales charge (3.75% of offering price)[2]	0.37
Maximum offering price to public	$9.96

Class C Shares:
Net assets applicable to shares outstanding	$11,749,568
Shares of beneficial interest issued and outstanding	1,225,721
Redemption price[3]	$9.59

Institutional Class Shares:
Net assets applicable to shares outstanding	$103,726,461
Shares of beneficial interest issued and outstanding	10,813,601
Redemption price	$9.59

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be charged on certain purchases of $500,000 or more that are redeemed in whole or in part within 18 months of the date of purchase.
[2]	No initial sales charge is applied to purchases of $500,000 or more.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed in whole or in part within 12 months of the date of purchase.

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Investment Income:
Dividends	$7,995,400
Interest	241
Total investment income	7,995,641

Expenses:
Advisory fees	1,634,332
Fund administration fees	109,393
Distribution fees - Class C (Note 6)	102,039
Distribution fees - Class A (Note 6)	73,650
Registration fees	90,450
Shareholder servicing fees (Note 7)	77,538
Transfer agent fees and expenses	74,015
Fund accounting fees	62,181
Legal fees	31,361
Custody fees	27,058
Auditing fees	19,726
Miscellaneous	17,869
Shareholder reporting fees	12,216
Chief Compliance Officer fees	11,249
Trustees' fees and expenses	8,749
Insurance fees	1,383
Total expenses	2,353,209
Advisory fees waived	(171,748)
Net expenses	2,181,461
Net investment income	5,814,180

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on:
Investments	(3,886,632)
Futures contracts	(2,559,657)
Net realized loss	(6,446,289)
Net change in unrealized appreciation/depreciation on:
Investments	7,288,455
Futures contracts	598,111
Net change in unrealized appreciation/depreciation	7,886,566
Net realized and unrealized gain on investments and futures contracts	1,440,277

Net Increase in Net Assets from Operations	$7,254,457

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$5,814,180	$4,678,653
Net realized gain (loss) on investments and futures contracts	(6,446,289)	3,143,864
Capital gain distributions from regulated investment companies	-	63,178
Net change in unrealized appreciation/depreciation on investments and
futures contracts	7,886,566	(10,876,544)
Net increase (decrease) in net assets resulting from operations	7,254,457	(2,990,849)

Distributions to Shareholders:
From net investment income:
Class A	(1,114,975)	(943,289)
Class C	(314,402)	(249,953)
Institutional Class	(4,382,592)	(3,478,239)
From net realized gains:
Class A	(317,295)	(180,980)
Class C	(103,375)	(78,774)
Institutional Class	(1,176,241)	(580,152)
Total distributions to shareholders	(7,408,880)	(5,511,387)

Capital Transactions:
Net proceeds from shares sold:
Class A	5,550,113	33,676,826
Class C	5,318,335	12,697,912
Institutional Class	55,912,562	87,229,598
Reinvestment of distributions:
Class A	1,186,819	869,382
Class C	404,769	317,857
Institutional Class	3,325,734	2,502,908
Cost of shares redeemed:
Class A	(9,756,030)	(13,479,957)
Class C	(5,687,358)	(1,666,862)
Institutional Class	(43,268,639)	(57,914,448)
Net increase in net assets from capital transactions	12,986,305	64,233,216

Total increase in net assets	12,831,882	55,730,980

Net Assets:
Beginning of period	128,501,495	72,770,515
End of period	$141,333,377	$128,501,495

Accumulated undistributed net investment income	$1,808	$-

Capital Share Transactions:
Shares sold:
Class A	573,843	3,279,575
Class C	552,161	1,232,193
Institutional Class	5,772,552	8,518,606
Shares reinvested:
Class A	122,270	86,538
Class C	41,727	31,857
Institutional Class	342,634	248,995
Shares redeemed:
Class A	(1,004,961)	(1,340,708)
Class C	(587,777)	(168,692)
Institutional Class	(4,444,939)	(5,734,442)
Net increase in capital share transactions	1,367,510	6,153,922

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,			For the Period September 30, 2014* through
	2017	2016	2015	December 31, 2014
Net asset value, beginning of period	$9.62	$10.09	$10.03	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.37	0.41	0.45	0.11
Net realized and unrealized gain (loss) on investments	0.07	(0.41)	0.06	0.03
Total from investment operations	0.44	-	0.51	0.14

Less Distributions:
From net investment income	(0.37)	(0.42)	(0.45)	(0.11)
From net realized gains	(0.10)	(0.05)	-	-
Total distributions	(0.47)	(0.47)	(0.45)	(0.11)

Net asset value, end of period	$9.59	$9.62	$10.09	$10.03

Total return	4.61%[3]	(0.05)%[3]	5.34%[4]	1.44%[4,6]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$25,857	$28,887	$9,874	$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[5]	1.72%	1.73%	2.10%	6.27%[7]
After fees waived and expenses absorbed[5]	1.60%	1.60%	1.60%	1.60%[7]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed[2]	3.66%	3.83%	4.15%	(0.23)%[7]
After fees waived and expenses absorbed[2]	3.78%	3.96%	4.65%	4.44%[7]

Portfolio turnover rate	123%	128%	92%	19%[6]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 3.75% of offering price which is reduced on sales of $100,000 or more and no initial sales charge is applied to purchases of $500,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $500,000 or more that are redeemed in whole or in part within 18 months of purchase. If these sales charges were included total returns would be lower.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	Not annualized.
[7]	Annualized.

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,			For the Period September 30, 2014* through
	2017	2016	2015	December 31, 2014
Net asset value, beginning of period	$9.61	$10.09	$10.03	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.29	0.33	0.38	0.09
Net realized and unrealized gain (loss) on investments	0.09	(0.41)	0.06	0.04
Total from investment operations	0.38	(0.08)	0.44	0.13

Less Distributions:
From net investment income	(0.30)	(0.35)	(0.38)	(0.10)
From net realized gains	(0.10)	(0.05)	-	-
Total distributions	(0.40)	(0.40)	(0.38)	(0.10)

Net asset value, end of period	$9.59	$9.61	$10.09	$10.03

Total return[3]	3.94%	(0.85)%	4.60%	1.27%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,750	$11,716	$1,253	$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	2.47%	2.48%	2.85%	7.02%[6]
After fees waived and expenses absorbed[4]	2.35%	2.35%	2.35%	2.35%[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed[2]	2.91%	3.08%	3.40%	(0.98)%[6]
After fees waived and expenses absorbed[2]	3.03%	3.21%	3.90%	3.69%[6]

Portfolio turnover rate	123%	128%	92%	19%[5]

*	Commencement of operations.

[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.
[4]	Does not include expenses of the investment companies in which the Fund invests.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,			For the Period September 30, 2014* through
	2017	2016	2015	December 31, 2014
Net asset value, beginning of period	$9.61	$10.09	$10.03	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.39	0.43	0.48	0.12
Net realized and unrealized gain (loss) on investments	0.08	(0.41)	0.06	0.03
Total from investment operations	0.47	0.02	0.54	0.15

Less Distributions:
From net investment income	(0.39)	(0.45)	(0.48)	(0.12)
From net realized gains	(0.10)	(0.05)	-	-
Total distributions	(0.49)	(0.50)	(0.48)	(0.12)

Net asset value, end of period	$9.59	$9.61	$10.09	$10.03

Total return[3]	4.98%	0.09%	5.58%	1.52%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$103,726	$87,898	$61,644	$10,150

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	1.47%	1.48%	1.85%	6.02%[6]
After fees waived and expenses absorbed[4]	1.35%	1.35%	1.35%	1.35%[6]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed[2]	3.91%	4.08%	4.40%	0.02%[6]
After fees waived and expenses absorbed[2]	4.03%	4.21%	4.90%	4.69%[6]

Portfolio turnover rate	123%	128%	92%	19%[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Does not include expenses of the investment companies in which the Fund invests.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

February 1, 2018

Dear Shareholders:

We are pleased to present the Robinson Opportunistic Income Fund’s (“the Fund”) Annual Report covering the year ended December 31, 2017.

Investment Performance. Global credit markets, as measured by the Fund’s benchmark, the Bloomberg Barclay’s Global Aggregate Credit Index (the “Index”), had a solid year and were up +8.93% for all of 2017 as the yield on that index declined -0.12% (bond prices move in the opposite direction of their yields—falling bond yields mean rising bond prices). The currency hedged version of that Index—the Bloomberg Barclays Global Aggregate Credit Index Hedged, returned 5.36%. The difference between the two reflects the 10% decline in the US Dollar during the year. The Fund’s Institutional Share Class returned +5.93% for the year, which was comprised of a 1 cent per share decline in net asset value and 65 cents per share in distributions to shareholders.

The Fund seeks to take advantage of pricing dislocations that frequently occur in the corporate capital structure. It does this primarily by investing in closed-end funds (CEFs) which invest in the asset classes we view to be undervalued, and attempting to mitigate any undesired risks, such as interest rate risk, credit and/or equity-like risk by utilizing hedging strategies with short positions in various futures contracts. The Fund invests the majority of its assets in credit markets. Over the past year, on average, more than 80% of the assets were always invested in high yield bonds (+8.42), investment grade corporate bonds (+3.92%), mortgage backed securities (+2.47%), and senior bank loans (+3.32%). Unfortunately, none of those asset classes kept pace with the benchmark’s unhedged 8.93% return for the year. The Fund did have roughly 10%, on average, allocated to equity income strategies, but REITs (+5.13%) and MLPs (-6.52%) also lagged the benchmark index.

The biggest impact on the Fund’s relative performance was its underweight in non-dollar securities relative to its benchmark. Specifically, the Fund had 15% exposure to non-dollar securities, whereas its benchmark had more than 45% exposure. In a year in which the U.S. dollar declined 10%, that difference amounted to 3.00% in relative underperformance.

The Fund’s hedges, while attempting to reduce risk and mitigate some of the Fund’s downside risks, were a drag on performance for the year. The Fund’s short positions in various equity index futures contracts, which were used primarily to hedge credit spread risk, reduced the Fund’s annual performance by approximately 4.1%. The Fund’s short positions in various U.S. Treasury futures contracts, which were used to hedge interest rate risk, actually added 0.2% to the Fund’s annual return.

Portfolio Composition. In accordance with the Fund’s investment strategy, the Fund as of December 31, 2017 was invested primarily in taxable CEFs with a small portion posted as margin for the various hedging strategies. The Fund also had nearly 3% of the Fund’s value posted as cash collateral for a short position it held. As of year-end the Fund’s Institutional Share had a net distribution yield of 6.95% (SEC 30-Day Yield of 6.12%; Unsubsidized 30 Day SEC Yield of 5.67%). The taxable CEFs held in the portfolio were trading at a weighted average discount of 8.1% as of year-end. The historic weighted average discount for those same funds is 3.0%. The Fund had exposure to 36 taxable CEFs in seven different income-oriented asset classes representing more than 95% of the Fund’s value. The Fund’s largest asset class exposure as of year-end was taxable bond CEFs (58.9%), followed by senior bank loan CEFs (20.3%), cash (8.3%), convertible bond CEFs (3.8%) and preferred stock CEFs (1.6%). The remaining 7.1% was spread across various equity-income strategies including REITs and infrastructure.

Market Outlook. The Robinson Opportunistic Income Fund invests exclusively in asset classes that should continue to benefit in a “risk on” environment. We believe the recently passed corporate tax reform legislation, which caps the amount of interest expense deduction a company can claim, will encourage the retirement of high yield debt and certainly discourage any new issuance (i.e. we would expect the supply of high yield debt to decline). The Fund utilizes various hedges to mitigate some of its downside exposure in “risk off” environments; but, in a market correction, which we wouldn’t be surprised to see in the next several quarters, it will also likely participate on the downside. Since the Fund’s inception it has captured 60% of the S&P 500’s return in up weeks and less than 40% of the S&P 500’s return in down weeks Relative to the Fund’s specific benchmark, the Fund had more than a 3.5% yield advantage and the CEFs it invests in were trading at a weighted average discount of 8.1% as of December 31, 2017, which is considerably wider than the historic average discount of 3.0% for those same funds. We believe that combination should provide a sufficient cushion to find strong relative returns in most environments, with the possible exception of a continued weakening of the U.S. dollar. We also believe the Fund appears well-positioned to deliver strong absolute returns in most environments other than a major market correction.

We value your trust and confidence in the Fund, and thank you for your support.

Best Regards,

James C. Robinson

Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks, which are more fully described in the prospectus: Investments in CEFs are subject to various risks, including reliance on management’s ability to manage the CEF portfolio, fluctuation in the market value of CEF shares, and the Fund bearing a pro rata share of the fees and expenses of each underlying CEF in which the Fund invests. It is expected that the CEFs in which the Fund will invest will be leveraged as a result of borrowing or other investment techniques. As a result, the Fund will be exposed indirectly to leverage, and may expose the Fund to higher volatility in the market value of such CEF and the possibility that the Fund’s long-term returns will be diminished. In addition, regulations implemented pursuant to the Dodd-Frank Act, particularly the Volcker Rule, may in the future hinder or restrict a CEF’s ability to maintain leverage; which in turn may reduce the total return and income generated by the underlying CEFs in which the Fund will invest and may cause a reduction in the value of the Fund’s shares.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities. The Fund and the CEFs held by the Fund may use derivative instruments, futures contracts, options, swap agreements, and/or sell securities short. Each of these instruments and strategies involve risks different from direct investment in the underlying assets, including but not limited to: futures contracts may cause the value of the Fund’s shares to be more volatile; the Fund may not fully benefit from or may lose money on option or shorting strategies; swaps may be leveraged, are subject to counterparty risk and may be difficult to value or liquidate; for short sales, if the price of a security has increased at the time the Fund replaces the security, the Fund will experience a loss, which is theoretically unlimited. High yield (“junk”) bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities.

Investing in an ETF provides the Fund with exposure to the securities comprising the index on which the ETF is based and exposes the Fund to risks similar to those of investing directly in those securities. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track. There is no guarantee that the Fund’s distributions will be characterized as income for U.S. federal income tax purposes. For example, the Fund’s opportunistic trading strategies may result in a portion of the Fund’s distributions to shareholders being characterized as capital gains. The Fund’s turnover rate may be high. A high turnover rate may lead to higher transaction costs, a greater number of taxable transactions, and negatively affect the Fund’s performance. As a non-diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk that if its assets were diversified among a greater number of issuers. The Fund may not be suitable for all investors.

Subsidized 30-Day SEC Yield is based on a 30-day period ending on the last day of the previous month and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. This subsidized yield is based on the net expenses of the Fund of which the yield would be lower without the waivers in effect. Negative 30-Day SEC Yield results when accrued expenses of the past 30 days exceed the income collected during the past 30 days. Unsubsidized 30 Day SEC Yield is based on total expenses of the Fund. Each individual’s actual tax burden will vary.

The Bloomberg Barclays Global Aggregate Credit Index covers the credit sector of the global investment grade fixed-rate bond market. Credit issuers include corporate, sovereign (when issuing in a currency other than the sovereign’s home currency), supranational, and foreign local agencies/authorities. The Bloomberg Barclays Global Aggregate Credit Index Hedged (USD) is a market value weighted index of global investment-grade credit markets, including corporate bonds and non-native government related bonds that excludes US taxable municipal bonds, hedged in USD. The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions on the average of 500 widely held common stocks. One cannot invest directly in an index. A “risk-on” environment is when an investor is willing to gravitate toward higher risk investments for the potential return. A “risk off” environment is when an investor is not willing to gravitate toward a higher risk investment for the potential return.

Robinson Opportunistic Income Fund

FUND PERFORMANCE at December 31, 2017 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Bloomberg Barclays Global Aggregate Credit Index. The performance graph above is shown for the Fund’s Institutional Class shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Global Aggregate Credit Index covers the credit sector of the global investment grade fixed-rate bond market. Credit issuers include corporate, sovereign (when issuing in a currency other than the sovereign’s home currency), supranational, and foreign local agencies/authorities. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2017	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	5.66%	11.75%	12/31/15
Class C²	4.81%	10.85%	12/31/15
Institutional Class³	5.93%	12.02%	12/31/15
After deducting maximum sales charge
Class A¹	-0.43%	8.49%	12/31/15
Class C²	3.81%	10.85%	12/31/15
Bloomberg Barclays Global Aggregate Credit Index	8.93%	6.27%	12/31/15

¹	Maximum initial sales charge for Class A shares is 4.25%. Prior to February 15, 2017, the maximum sales charge for Class A shares was 5.75%. No sales charge applies to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
²	No initial sales charge applies on investments but a CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of the date of purchase.

³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Robinson Opportunistic Income Fund

FUND PERFORMANCE at December 31, 2017 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

Gross and Net Expense Ratios for Class A shares were 3.94% and 3.53%, respectively, for Class C shares were 4.69% and 4.28%, respectively, and for Institutional Class shares were 3.69% and 3.28%, respectively, which were the amounts stated in the current prospectus dated May 01, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.60%, 2.35% and 1.35% of the average daily net assets of the Class A shares, Class C shares, and Institutional Class shares, respectively. This agreement is in effect until April 30, 2018, and may be terminated before that date only by the Trust’s Board of Trustee. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Robinson Opportunistic Income Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2017

Number of Shares		Value
	Closed-End Funds – 91.0%
42,161	Advent Claymore Convertible Securities and Income Fund	$669,517
121,533	Advent Claymore Convertible Securities and Income Fund II	727,983
222,659	AllianzGI Convertible & Income Fund II	1,382,712
202,588	Alpine Global Premier Properties Fund	1,365,443
204,930	Apollo Senior Floating Rate Fund, Inc.	3,323,965
183,828	Ares Dynamic Credit Allocation Fund, Inc.	3,018,456
147,479	BlackRock Corporate High Yield Fund, Inc.	1,613,420
142,510	Blackstone/GSO Long-Short Credit Income Fund	2,268,759
161,388	Blackstone/GSO Strategic Credit Fund	2,535,406
105,958	Brookfield Real Assets Income Fund, Inc.	2,476,238
70,289	Cohen & Steers Ltd. Duration Preferred and Income Fund, Inc.	1,832,434
21,031	Cohen & Steers Total Return Realty Fund, Inc.	268,566
164,197	DoubleLine Income Solutions Fund	3,315,137
238,040	Eaton Vance Limited Duration Income Fund	3,249,246
20,800	Eaton Vance Senior Income Trust	135,616
231,389	Invesco Dynamic Credit Opportunities Fund	2,709,565
106,405	John Hancock Investors Trust	1,862,088
135,446	KKR Income Opportunities Fund	2,173,908
221,819	Neuberger Berman High Yield Strategies Fund, Inc.	2,608,591
42,201	Nuveen Global High Income Fund	713,619
48,346	Nuveen Preferred & Income Term Fund	1,197,047
54,491	Nuveen Real Asset Income and Growth Fund	969,940
106,734	PIMCO Dynamic Credit and Mortgage Income Fund	2,395,111
164,090	Pioneer Diversified High Income Trust	2,584,418
390,440	Pioneer High Income Trust	3,791,172
91,627	Principal Real Estate Income Fund	1,575,068
38,557	Prudential Short Duration High Yield Fund, Inc.	569,487
86,282	Reaves Utility Income Fund	2,669,565
196,300	Voya Prime Rate Trust	995,241
193,809	Wells Fargo Income Opportunities Fund	1,627,996
133,922	Western Asset Emerging Markets Debt Fund, Inc.	2,082,487
122,548	Western Asset Global High Income Fund, Inc.	1,252,441
497,719	Western Asset High Income Fund II, Inc.	3,469,101
187,490	Western Asset High Income Opportunity Fund, Inc.	950,574
74,579	Western Asset High Yield Defined Opportunity Fund, Inc.	1,127,635
162,319	Western Asset Premier Bond Fund	2,241,625

	Total Closed-End Funds (Cost $65,517,583)	67,749,577

Principal Amount
	Short-Term Investments – 2.0%
$1,468,772	UMB Money Market Fiduciary, 0.01%[1]	1,468,772

	Total Short-Term Investments (Cost $1,468,772)	1,468,772

Robinson Opportunistic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

		Value
	Total Investments – 93.0% (Cost $66,986,355)	$69,218,349
	Other Assets in Excess of Liabilities – 7.0%	5,238,675
	Total Net Assets – 100.0%	$74,457,024

Number of Shares
	Securities Sold Short – (0.9)%
	Unit Trusts – (0.9)%
(320)	Bitcoin Investment Trust	(645,120)

	Total Unit Trusts (Proceeds $1,049,115)	(645,120)

	Total Securities Sold Short (Proceeds $1,049,115)	$(645,120)

[1]	The rate is the annualized seven-day yield at period end.

 See accompanying Notes to Financial Statements.

Robinson Opportunistic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)

6	CME Bitcoin	January 2018	$564,425	$434,100	$(130,325)
(30)	E-mini Dow ($5)	March 2018	(3,696,750)	(3,710,250)	(13,500)
(100)	E-mini S&P 500	March 2018	(13,345,000)	(13,380,000)	(35,000)
(60)	E-mini Utilities Select Sector	March 2018	(3,315,000)	(3,187,200)	127,800
(30)	U.S. 2 Year Treasury Note	March 2018	(6,432,188)	(6,423,282)	8,906
(70)	U.S. 5 Year Treasury Note	March 2018	(8,158,281)	(8,131,484)	26,797
(50)	U.S. 10 Year Treasury Note	March 2018	(6,229,688)	(6,202,344)	27,344

TOTAL FUTURES CONTRACTS			$(40,612,482)	$(40,600,460)	$12,022

CME - Chicago Mercantile Exchange

See accompanying Notes to Financial Statements.

Robinson Opportunistic Income Fund

SUMMARY OF INVESTMENTS

As of December 31, 2017

Security Type	Percent of Total Net Assets
Closed-End Funds	91.0%
Short-Term Investments	2.0%
Total Investments	93.0%
Other Assets in Excess of Liabilities	7.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Robinson Opportunistic Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2017

Assets:
Investments, at value (cost $66,986,355)	$69,218,349
Cash deposited with brokers for securities sold short	3,199,228
Cash deposited with brokers for futures contracts	1,984,880
Receivables:
Unrealized appreciation on futures contracts	190,847
Fund shares sold	586,787
Dividends and interest	153,752
Prepaid expenses	50,113
Total assets	75,383,956

Liabilities:
Securities sold short, at value (proceeds $1,049,115)	645,120
Payables:
Unrealized depreciation on futures contracts	178,825
Fund shares redeemed	500
Advisory fees	40,796
Distribution fees - Class A & Class C (Note 6)	5,672
Shareholder servicing fees (Note 7)	4,320
Auditing fees	19,054
Transfer agent fees and expenses	8,544
Fund administration fees	7,684
Fund accounting fees	5,148
Custody fees	2,157
Chief Compliance Officer fees	863
Trustees' deferred compensation (Note 3)	600
Trustees' fees and expenses	268
Accrued other expenses	7,381
Total liabilities	926,932

Net Assets	$74,457,024

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$72,304,241
Accumulated undistributed net investment income	24,931
Accumulated undistributed net realized loss on investments and futures contracts	(520,159)
Net unrealized appreciation on:
Investments	2,231,994
Securities sold short	403,995
Futures contracts	12,022
Net Assets	$74,457,024

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$3,911,769
Shares of beneficial interest issued and outstanding	357,240
Redemption price[1]	10.95
Maximum sales charge (4.25% of offering price)[2]	0.49
Maximum offering price to public	$11.44

Class C Shares:
Net assets applicable to shares outstanding	$6,050,913
Shares of beneficial interest issued and outstanding	553,900
Redemption price[3]	$10.92

Institutional Class Shares:
Net assets applicable to shares outstanding	$64,494,342
Shares of beneficial interest issued and outstanding	5,891,078
Redemption price	$10.95

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed in whole or in part within 12 months of the date of purchase.

See accompanying Notes to Financial Statements.

Robinson Opportunistic Income Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Investment Income:
Dividends	$5,166,159
Interest	261
Total investment income	5,166,420

Expenses:
Advisory fees	791,768
Registration fees	84,501
Fund administration fees	71,041
Transfer agent fees and expenses	50,491
Distribution fees - Class C (Note 6)	40,431
Distribution fees - Class A (Note 6)	10,684
Shareholder servicing fees (Note 7)	38,955
Fund accounting fees	38,140
Legal fees	26,699
Auditing fees	20,555
Custody fees	11,298
Chief Compliance Officer fees	11,249
Miscellaneous	10,434
Shareholder reporting fees	10,401
Trustees' fees and expenses	7,678
Insurance fees	1,154
Total expenses	1,225,479
Advisory fees waived	(202,646)
Net expenses	1,022,833
Net investment income	4,143,587

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short
and Futures Contracts:
Net realized gain (loss) on:
Investments	2,972,144
Futures contracts	(3,024,836)
Net realized loss	(52,692)
Net change in unrealized appreciation/depreciation on:
Investments	(689,757)
Securities sold short	403,995
Futures contracts	(106,656)
Net change in unrealized appreciation/depreciation	(392,418)
Net realized and unrealized loss on investments, securities sold short
and futures contracts	(445,110)

Net Increase in Net Assets from Operations	$3,698,477

See accompanying Notes to Financial Statements.

Robinson Opportunistic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$4,143,587	$3,171,127
Net realized loss on investments and futures contracts	(52,692)	(476,552)
Capital gain distributions from regulated investment companies	-	9,084
Net change in unrealized appreciation/depreciation on investments,
securities sold short, and futures contracts	(392,418)	4,592,219
Net increase in net assets resulting from operations	3,698,477	7,295,878

Distributions to Shareholders:
From net investment income:
Class A	(237,858)	(171,486)
Class C	(201,263)	(24,090)
Institutional Class	(3,712,644)	(2,979,709)
From return of capital:
Class A	-	(18,868)
Class C	-	(2,651)
Institutional Class	-	(327,847)
Total distributions to shareholders	(4,151,765)	(3,524,651)

Capital Transactions:
Net proceeds from shares sold:
Class A	1,878,371	8,076,444
Class C	5,442,546	980,490
Institutional Class	22,682,628	40,258,668
Institutional Class Capital Issued with Reorganization of Private Fund (Note 1)	-	36,879,274
Reinvestment of distributions:
Class A	148,195	159,492
Class C	180,937	14,918
Institutional Class	2,176,641	1,801,676
Cost of shares redeemed:
Class A	(1,787,057)	(4,622,068)
Class C	(355,695)	(130,270)
Institutional Class	(16,004,715)	(26,651,390)
Net increase in net assets from capital transactions	14,361,851	56,767,234

Total increase in net assets	13,908,563	60,538,461

Net Assets:
Beginning of period	60,548,461	10,000
End of period	$74,457,024	$60,548,461

Accumulated undistributed net investment income	$24,931	$34,261

Capital Share Transactions:
Shares sold:
Class A	167,986	765,254
Class C	486,892	93,202
Institutional Class	2,031,044	3,913,607
Institutional Class Shares Issued with Reorganization of Private Fund (Note 1)	-	3,687,927
Shares reinvested:
Class A	13,320	14,986
Class C	16,329	1,400
Institutional Class	195,755	175,044
Shares redeemed:
Class A	(160,842)	(443,714)
Class C	(32,089)	(12,084)
Institutional Class	(1,441,565)	(2,671,234)
Net increase in capital share transactions	1,276,830	5,524,388

See accompanying Notes to Financial Statements.

Robinson Opportunistic Income Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,		For the Period Ended
	2017	2016	December 31, 2015*
Net asset value, beginning of period	$10.96	$10.00	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.62	0.72	-
Net realized and unrealized gain (loss) on investments	(0.01)	1.02	-
Total from investment operations	0.61	1.74	-

Less Distributions:
From net investment income	(0.62)	(0.70)	-
From return of capital	-	(0.08)	-
Total distributions	(0.62)	(0.78)	-

Net asset value, end of period	$10.95	$10.96	$10.00

Total return[3]	5.66%	18.20%	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,912	$3,691	$3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	1.88%	2.01%	-%
After fees waived and expenses absorbed[4]	1.60%	1.60%	-%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed[2]	5.30%	6.29%	-%
After fees waived and expenses absorbed[2]	5.58%	6.70%	-%

Portfolio turnover rate	98%	87%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more. Effective February 15, 2017, the Fund has lowered the maximum sales charge imposed on purchases of Class A Shares from 5.75% to 4.25%. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.
[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying Notes to Financial Statements.

Robinson Opportunistic Income Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,		For the Period Ended
	2017	2016	December 31, 2015*
Net asset value, beginning of period	$10.94	$10.00	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.54	0.64	-
Net realized and unrealized gain (loss) on investments	(0.02)	1.01	-
Total from investment operations	0.52	1.65	-

Less Distributions:
From net investment income	(0.54)	(0.64)	-
From return of capital	-	(0.07)	-
Total distributions	(0.54)	(0.71)	-

Net asset value, end of period	$10.92	$10.94	$10.00

Total return[3]	4.81%	17.23%	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,051	$905	$3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	2.63%	2.76%	-%
After fees waived and expenses absorbed[4]	2.35%	2.35%	-%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed[2]	4.55%	5.54%	-%
After fees waived and expenses absorbed[2]	4.83%	5.95%	-%

Portfolio turnover rate	98%	87%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.
[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying Notes to Financial Statements.

Robinson Opportunistic Income Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,		For the Period Ended
	2017	2016	December 31, 2015*
Net asset value, beginning of period	$10.96	$10.00	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.65	0.73	-
Net realized and unrealized gain (loss) on investments	(0.01)	1.03	-
Total from investment operations	0.64	1.76	-

Less Distributions:
From net investment income	(0.65)	(0.72)	-
From return of capital	-	(0.08)	-
Total distributions	(0.65)	(0.80)	-

Net asset value, end of period	$10.95	$10.96	$10.00

Total return[3]	5.93%	18.46%	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$64,494	$55,952	$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	1.63%	1.76%	-%
After fees waived and expenses absorbed[4]	1.35%	1.35%	-%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed[2]	5.55%	6.54%	-%
After fees waived and expenses absorbed[2]	5.83%	6.95%	-%

Portfolio turnover rate	98%	87%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying Notes to Financial Statements.

Robinson Funds

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Note 1 – Organization

Robinson Tax Advantaged Income Fund (“Tax Advantaged Income” or “Tax Advantaged Income Fund”) and Robinson Opportunistic Income Fund (“Opportunistic Income” or “Opportunistic Income Fund”) (collectively referred to as the “Funds”) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Tax Advantaged Income Fund seeks total return with an emphasis on providing current income, a substantial portion of which will be exempt from federal income taxes. The Fund commenced investment operations on September 30, 2014. The Fund currently offers four classes of shares: A shares, C shares, T shares and Institutional shares. Class T shares are not currently available for purchase.

The Opportunistic Income Fund seeks total return with an emphasis on providing current income. The Fund commenced operations on December 31, 2015, prior to which its only activity was the receipt of a $10,000 investment from principals of the Fund’s advisor and a $36,879,274 transfer of shares of the Fund in exchange for the net assets of the Robinson Income and Principal Preservation Fund I, LP, a Delaware limited partnership (the “Company”). This exchange was nontaxable, whereby the Fund’s Institutional Class issued 3,687,927 shares for the net assets of the Company on December 31, 2015. Assets with a fair market value of $36,879,274 consisting of cash, interest receivable and securities of the Company with a fair value of $33,516,116 (identified costs of investments transferred were $35,067,906) and cash were the primary assets received by the Fund on January 1, 2016. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes. The Fund currently offers four classes of shares: A shares, C shares, T shares and Institutional shares. Class T shares are not currently available for purchase.

The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification, “Financial Services – Investment Companies”, Topic 946 (ASC 946).

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Robinson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

Trading in securities on many foreign securities exchanges and OTC markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset values (“NAV”) are not calculated and on which the Fund does not effect sales and redemptions of its shares.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Closed-End Funds

The Funds invest in shares of closed-end funds (“CEFs”). Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s). The closed-end funds in which the Funds will invest may be leveraged. As a result, the Funds may be exposed indirectly to leverage through investment in a closed-end fund. An investment in securities of a closed-end fund that uses leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

Robinson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

(d) Municipal Bonds Risk

The underlying closed-end funds, in which the Tax Advantaged Fund invests in, primarily invest in municipal bonds. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal bonds. If the Internal Revenue Service (the “IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could significantly decline in value.

(e) Futures Contracts

The Funds may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. The Funds intend primarily to invest in short positions on U.S. Treasury Futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day a futures contract is held, the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Funds may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Funds being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Funds.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Funds may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Robinson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

(f) Short Sales

The Funds and the CEFs held by the Funds may sell securities short. Short sales are transactions under which the Funds sell a security they do not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(g) Distributions to Shareholders

The Funds will make dividend distributions of net investment income, if any, monthly and net capital gains distributions, if any, at least annually, typically in December. Each Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the annual rate of 1.10% of the Funds’ average daily net assets. The Advisor engages Robinson Capital Management, LLC (the “Sub-Advisor”) to manage the Funds and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.60%, 2.35% and 1.35% of the Funds’ average daily net assets for Class A, Class C, and Institutional Class, respectively. This agreement is in effect until April 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees.

Robinson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

For the year ended December 31, 2017, the Advisor waived a portion of its advisory fees totaling $171,748, and $202,646 for the Tax Advantaged Income Fund and Opportunistic Income Fund, respectively. Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than December 31, of the years stated below:

	Tax Advantaged Income Fund	Opportunistic Income Fund
2018	$206,171	$-
2019	146,238	189,735
2020	171,748	202,646
Total	$524,157	$392,381

Foreside Fund Services, LLC (“Distributor”) serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds does not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended December 31, 2017, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended December 31, 2017 are reported on the Statement of Operations.

Robinson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

Note 4 – Federal Income Taxes

At December 31, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Tax Advantaged Income Fund	Opportunistic Income Fund
Cost of investments	$140,973,602	$66,005,932
Gross unrealized appreciation	$1,562,080	$3,252,818
Gross unrealized depreciation	(3,726,736)	(685,521)
Net unrealized appreciation/(depreciation) on investments	$(2,164,656)	$2,567,297

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Tax Advantaged Income Fund	Opportunistic Income Fund
Undistributed ordinary income	$1,808	$24,931
Undistributed long-term gains	-	-
Tax accumulated earnings	1,808	24,931

Accumulated capital and other losses	(5,211,505)	(439,445)
Unrealized appreciation/(depreciation) on investments	(2,164,656)	2,567,297
Total accumulated earnings/(deficit)	$(7,374,353)	$2,152,783

As of December 31, 2017 the Tax Advantaged Income Fund had $1,219,826 of post-October capital losses which are deferred until January 1, 2018 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increase (Decrease)
	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Tax Advantaged Income Fund	$ 350	$ (403)	$ 53
Opportunistic Income Fund	1,152	(1,152)	-

Robinson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

The tax character of distribution paid during the fiscal years ended December 31, 2017, and December 31, 2016 were as follows:

	Tax Advantaged Income Fund		Opportunistic Income Fund
Distribution paid from:	2017	2016	2017	2016
Tax exempt income	$5,771,081	$4,625,572	$-	$-
Ordinary income	496,560	885,815	4,151,765	3,175,285
Long-term capital gains	1,141,239	-	-	-
Return of capital	-	-	-	349,367
Total distributions paid	$7,408,880	$5,511,387	$4,151,765	$3,524,652

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The Tax Advantaged Income Fund designates $5,771,081 as tax-exempt dividends for the calendar year ended December 31, 2017.

As of December 31, 2017, The Funds had net capital loss carryovers as follows:

Not subject to expiration:	Tax Advantaged Income Fund	Opportunistic Income Fund
Short Term	$1,888,427	$433,106
Long Term	2,103,252	6,339
Total	$3,991,679	$439,445

Note 5 – Investment Transactions

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Tax Advantaged Income Fund	$186,920,175	$176,309,754
Opportunistic Income Fund	76,441,443	67,548,451

For the year ended December 31, 2017, proceeds from securities sold short and cover short securities were as follows:

	Purchases	Sales
Tax Advantaged Income Fund	$-	$-
Opportunistic Income Fund	1,049,115	-

Note 6 – Distribution Plan

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Funds to pay distribution fees for the sale and distribution of their Class A and Class C shares. For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Institutional Class does not pay any distribution fees.

Robinson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. In addition, HRC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s Distributor. During the year ending December 31, 2017, HRC did not receive any sales charges or distribution fees with respect to the Funds pursuant to the wholesaling agreement.

For the year ended December 31, 2017, distribution fees incurred are disclosed on the Statements of Operations.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2017, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

FASB Accounting Standard Codification, “Fair Value Measurement and Disclosures”, Topic 820 (ASC 820) Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Robinson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2017, in valuing the Funds’ assets carried at fair value:

Tax Advantaged Income Fund	Level 1	Level 2**	Level 3**	Total
Investments
Closed-End Funds	$134,901,610	$-	$-	$134,901,610
Exchange-Traded Funds	1,849,261	-	-	1,849,261
Short-Term Investments	2,058,075	-	-	2,058,075
Total Investments	$138,808,946	$-	$-	$138,808,946

Other Financial Instruments*
Futures Contracts	$352,305	$-	$-	$352,305
Total Other Financial Instruments	$352,305	$-	$-	$352,305

Opportunistic Income Fund	Level 1	Level 2**	Level 3**	Total
Investments
Closed-End Funds	$67,749,577	$-	$-	$67,749,577
Short-Term Investments	1,468,772	-	-	1,468,772
Total Investments	$69,218,349	$-	$-	$69,218,349

Securities Sold Short
Unit Trusts	$(645,120)	$-	$-	$(645,120)
Total Securities Sold Short	$(645,120)	$-	$-	$(645,120)

Other Financial Instruments*
Futures Contracts	$12,022	$-	$-	$12,022
Total Other Financial Instruments	$12,022	$-	$-	$12,022

*	Other financial instruments are derivative instruments such as futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
**	The Funds did not hold any Level 2 or Level 3 securities at period end.

Robinson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

Transfers between levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 10 – Derivatives and Hedging Disclosures

FASB Accounting Standard Codification, “Derivative and Hedging”, Topic 815 (ASC 815) requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on each Fund’s financial position, performance and cash flows. The Funds invested in futures contracts during the year ended December 31, 2017.

The effects of these derivative instruments on each Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of December 31, 2017 by risk category are as follows:

		Derivatives not designated as hedging instruments	Asset Derivatives	Liability Derivatives
	Statement of Asset and Liabilities Location		Value	Value
Tax Advantaged Income Fund	Unrealized appreciation/ depreciation on open futures contracts	Interest rate contracts	$ 352,305	$ -
Opportunistic Income Fund	Unrealized appreciation/ depreciation on open futures contracts	Equity contracts	127,800	(48,500)
	Unrealized appreciation/ depreciation on open futures contracts	Interest rate contracts	63,047	-
	Unrealized appreciation/ depreciation on open futures contracts	Commodity contracts	-	(130,325)

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments
	Equity Contracts	Interest Rate Contracts	Commodity Contracts	Total
Tax Advantaged Income Fund
Futures contracts	$-	$(2,559,010)	$-	$(2,559,010)
Opportunistic Income Fund
Futures contracts	(2,829,389)	(195,447)	-	(3,024,836)

Robinson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments
	Equity Contracts	Interest Rate Contracts	Commodity Contracts	Total
Tax Advantaged Income Fund
Futures contracts	$-	$598,111	$-	$598,111
Opportunistic Income Fund
Futures contracts	(73,537)	97,206	(130,325)	(106,656)

The number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of December 31, 2017 are as follows:

	Derivatives not designated as hedging instruments	Notional Value
Tax Advantaged Income Fund
Futures contracts	Interest rate contracts	$(89,711,451)
Opportunistic Income Fund
Futures contracts	Equity contracts	$(21,864,359)
Futures contracts	Interest rate contracts	$(16,545,222)
Futures contracts	Commodity contracts	$112,891

Note 11 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated each Fund’s related events and transactions that occurred through the date of issuance of each Fund’s financial statements.

Effective March 1, 2018, The Advisor has voluntarily agreed to reduce its annual advisory fee from 1.10% of the Robinson Tax Advantaged Income Fund’s average daily net assets to 1.00% through February 28, 2019. The Advisor may terminate this voluntary reduction at any time. The Advisor will not seek recoupment of any advisory fees it waives pursuant to this voluntary reduction.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in each Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Robinson Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Robinson Tax Advantaged Income Fund and the Robinson Opportunistic Income Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2017, and with respect to Robinson Tax Advantaged Income Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and the period September 30, 2014 (Commencement of Operations) through December 31, 2014, and with respect to Robinson Opportunistic Income Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the one day in the period ended December 31, 2015 (commencement of operations), and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Robinson Tax Advantaged Income Fund and the Robinson Opportunistic Income Fund as of December 31, 2017, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2018

Robinson Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information Unaudited

For the fiscal year ended December 31, 2017, the Tax Advantaged Income Fund designates $1,141,239 as a 20% rate gain distribution for purposes of the dividends paid deduction.

For the fiscal year ended December 31, 2017, 12.48% of the dividends paid from net investment income, including short-term capital gains (if any), for the Opportunistic Income Fund, is designated as qualified dividend income.

For the fiscal year ended December 31, 2017, 7.12% of the dividends paid from net investment income, including short-term capital gains (if any), for the Opportunistic Income Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	4	None.
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young[a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.

Robinson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	4	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill[a] (born 1963) President	Since June 2014	President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A

Robinson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Funds’ investment advisor also serves as the investment advisor to the West Loop Realty Fund and the Braddock Multi-Strategy Income Fund which are offered in separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Robinson Funds

EXPENSE EXAMPLES

For the Six Months Ended December 31, 2017 (Unaudited)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the rows titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax Advantaged Income Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/17	12/31/17	7/1/17 – 12/31/17
Class A	Actual Performance	$ 1,000.00	$ 1,003.10	$ 8.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.14	8.14
Class C	Actual Performance	1,000.00	1,000.40	11.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.37	11.91
Institutional Class	Actual Performance	1,000.00	1,004.40	6.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87

*	Expenses are equal to the Fund’s annualized expense ratios of 1.60%, 2.35% and 1.35% for Class A, Class C and Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six months period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Robinson Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended December 31, 2017 (Unaudited)

Opportunistic Income Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/17	12/31/17	7/1/17 – 12/31/17
Class A	Actual Performance	$ 1,000.00	$ 1,002.00	$ 8.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.13	8.14
Class C	Actual Performance	1,000.00	998.20	11.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.35	11.93
Institutional Class	Actual Performance	1,000.00	1,003.30	6.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87

*	Expenses are equal to the Fund’s annualized expense ratios of 1.60%, 2.35% and 1.35% for Class A, Class C and Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six months period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Robinson Funds

Each a series of Investment Managers Series Trust

Investment Advisor

Liberty Street Advisors, Inc.

100 Wall Street, 20th Floor

New York, New York 1000

Investment Sub-Advisor

Robinson Capital Management, LLC

63 Kercheval Avenue, Suite 111

Grosse Pointe Farms, Michigan 48236

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co- Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Robinson Tax Advantaged Income Fund – Class A	ROBAX	46141Q 105
Robinson Tax Advantaged Income Fund – Class C	ROBCX	46141Q 204
Robinson Tax Advantaged Income Fund – Institutional Class	ROBNX	46141Q 303
Robinson Opportunistic Income Fund – Class A	RBNAX	46141Q 576
Robinson Opportunistic Income Fund – Class C	RBNCX	46141Q 568
Robinson Opportunistic Income Fund – Institutional Class	RBNNX	46141Q 550

Privacy Principles of the Robinson Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Robinson Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 207-7108, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (800) 207-7108. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 207-7108.

Robinson Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (800) 207-7108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (800) 207-7108.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$33,400	$32,400
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/09/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/09/18

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/09/18